SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

IPSCO INC.
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-14568	98-0077354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Warrenville Road, Suite 500, Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 810-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 1, 2006, IPSCO Inc., a Canadian corporation (“IPSCO”), completed the acquisition (the “Merger”) of NS Group, Inc., a Kentucky corporation (“NS Group”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated September 10, 2006, between IPSCO, NS Group and PI Acquisition Company, a wholly owned subsidiary of IPSCO and a Kentucky corporation (“Merger Sub”). IPSCO financed the acquisition through a combination of cash on hand and debt obtained under a $750 million Credit Agreement dated as of December 1, 2006 among IPSCO, certain borrowers party thereto, certain guarantors party thereto, certain lenders party thereto and Bank of America, N.A., as administrative agent, and a $350 million Credit Agreement dated as of December 1, 2006 among IPSCO, certain borrowers party thereto, certain guarantors party thereto, certain lenders party thereto and Bank of America, N.A., as administrative agent. These credit agreements contain representations and warranties, covenants, and events of default customary for facilities of this type, and are guaranteed by certain subsidiaries of IPSCO. The $750 million Credit Agreement has a maturity date of December 2, 2011 and the $350 million Credit Agreement has a maturity date of November 30, 2007. In addition, IPSCO entered into a Second Supplemental Indenture pursuant to which certain subsidiaries of IPSCO were added as guarantors under the Company's Indenture dated as of June 18, 2003 governing IPSCO's 8.75% Senior Notes.

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     INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS – This report, the exhibit attached hereto and the related comments by IPSCO’s management noted herein, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of IPSCO to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon IPSCO.. There can be no assurances that future developments will be in accordance with management’s expectations or that the effects of future developments on IPSCO will be those anticipated by management.

     The words, “believes”, “expects”, “intends”, “plans”, “anticipates”, “hopes”, “likely”, “projects” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of IPSCO, or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

     Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s view only as of the date of this Form 8-K. IPSCO undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect IPSCO’s forward-looking statements, please refer to IPSCO’s filings with the Securities and Exchange Commission, including its Form 10-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO INC.

Date:	December 7, 2006	By:	/s/ Leslie T. Lederer

			Name:	Leslie T. Lederer
			Title:	Vice President, General Counsel & Corporate Secretary